SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION OF EACH OF THE LISTED FUNDS:

DWS Alternative Asset Allocation Plus Fund
DWS Balanced Fund
DWS Blue Chip Fund
DWS Disciplined Long/Short Growth Fund
DWS Disciplined Market Neutral Fund
DWS Diversified International Equity Fund
DWS Floating Rate Plus Fund

DWS Global Thematic Fund
DWS Growth & Income Fund
DWS Inflation Protected Plus Fund
DWS LifeCompass 2015 Fund
DWS LifeCompass 2020 Fund
DWS LifeCompass 2030 Fund
DWS LifeCompass 2040 Fund
DWS LifeCompass Protect 2017 Fund
DWS LifeCompass Retirement Fund

DWS Lifecycle Long Range Fund
DWS S&P 500 Plus Fund
DWS Select Alternative Allocation Fund
DWS Short Duration Plus Fund
DWS Small Cap Core Fund
DWS Strategic Government Securities Fund
DWS Strategic Income Fund

On January 26, 2010, Deutsche Investment Management Americas Inc. (“DIMA” or the “Advisor”) announced its intention to transition members of your fund’s portfolio management team who are part of its Quantitative Strategies Group or, in the case of DWS Global Thematic Fund its Global Equity Team, out of DIMA into two separate independent investment advisory firms that are not affiliated with DIMA.  In order for each fund to continue to benefit from the investment expertise offered by the affected portfolio managers, DIMA has recommended to the fund’s Board of Trustees/Directors the approval of a sub–advisory agreement between DIMA and each newly created investment advisory firm (the “Sub–Advisory Agreement”).  The Sub–Advisory Agreement is subject to Board approval and, in the case of those funds whose shareholders have not previously approved the multi–manager structure, shareholder approval.  If approved, the transition is expected to be completed during the second quarter 2010.

Please Retain This Supplement for Future Reference

January 28, 2010